MET INVESTORS SERIES TRUST

SUPPLEMENT DATED AUGUST 28, 2015

TO THE

PROSPECTUS DATED MAY 1, 2015

GOLDMAN SACHS MID CAP VALUE PORTFOLIO

Effective September 1, 2015, the following changes are made to the prospectus of Goldman Sachs Mid Cap Value Portfolio (the “Portfolio”), a series of Met Investors Series Trust.

In the Portfolio Summary, the subsection entitled “Portfolio Manager” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers.    Timothy Ryan, CFA, Vice President and Co-Lead Portfolio Manager—Value Equity, Sung Cho, CFA, Vice President and Co-Lead Portfolio Manager—Value Equity, and Sean Gallagher, Managing Director and Chief Investment Officer—Value Equity, have each managed the Portfolio since 2015, 2015 and 2004, respectively.

In the section entitled “Additional Information About Management,” the fifth paragraph in the subsection entitled “The Subadviser” is deleted in its entirety and replaced with the following:

The Portfolio is managed by a team of investment professionals. Timothy Ryan, CFA, Vice President—Value Equity, oversees portfolio construction and investment research for Goldman’s Mid Cap Value Strategy and US Real Estate Securities Strategy. Mr. Ryan joined Goldman in 2010. Sung Cho, CFA, Vice President—Value Equity, oversees portfolio construction and investment research for Goldman’s Mid Cap Value Strategy. Mr. Cho joined Goldman in 2008. Sean Gallagher, Managing Director and Chief Investment Officer—Value Equity, oversees the portfolio management and investment research for Goldman’s US Value Equity accounts. Mr. Gallagher joined Goldman in 2000.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE